UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2024

VERADIGM INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2024, Veradigm Inc., a Delaware corporation (the “Company”), issued a press release regarding certain estimated, unaudited financial information relating to the fiscal 2023 reporting period (collectively, the “Financial Information”). The Financial Information is contained in the press release attached hereto as Exhibit 99.1, and such press release is incorporated herein by reference.

The Financial Information is preliminary, and final results for fiscal year 2023 may change. These preliminary results are based upon the Company’s estimates and are subject to completion of the Company’s financial closing procedures. In addition, these preliminary results have not been audited by our independent registered public accounting firm. The provided summary of Financial Information is not a comprehensive statement of the Company’s financial results for fiscal 2023.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2023, the Company received a notice of noncompliance (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of the Company’s not holding an annual meeting of stockholders within the one-year period following its fiscal year ended on December 31, 2022, the Company was not in compliance with Nasdaq Listing Rule 5620(a), which requires companies listing common stock to hold an annual meeting of stockholders no later than one year after the end of the company’s fiscal year (the “Annual Meeting Deficiency”). As previously disclosed, the Company has received prior notices of noncompliance from Nasdaq relating to the Company’s noncompliance with Nasdaq Listing Rule 5250(c)(1), and the Nasdaq Hearings Panel (the “Panel”) previously issued a decision granting the Company’s request for continued listing on The Nasdaq Stock Market, subject to the Company demonstrating compliance with Nasdaq Listing Rule 5250(c)(1) on or before February 27, 2024, and certain other conditions, including the achievement of various interim milestones (the “Panel Decision”). While the Notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Stock Market, the Notice indicates that the Annual Meeting Deficiency serves as an additional basis for delisting. The Notice also provides that the Panel will consider the Annual Meeting Deficiency in its decision regarding the Company’s continued listing on The Nasdaq Stock Market. The Company plans to present its views with respect to the Annual Meeting Deficiency to the Panel in writing by January 12, 2024, as requested by the Panel in the Notice, and to hold an annual meeting of stockholders as soon as possible after it becomes timely in its financial statement reporting. The Company also plans to file its Form 10-K for the fiscal year ended December 31, 2022 and its Form 10-Qs for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 as soon as possible; however, no assurance can be given as to the definitive date on which such periodic reports will be filed or on which an annual meeting of stockholders will be held.

Item 7.01 Regulation FD Disclosure.

On January 10, 2024, the Company will present at the 2024 J.P. Morgan Healthcare conference. A copy of the Company’s presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Company intends to use this presentation at other investor conferences.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Information.

The Company previously disclosed an ongoing independent investigation by the Audit Committee of the Board of Directors of the Company that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls (the “Audit Committee Investigation”). To date, the potential adjustments to the Company’s previously issued financial statements prepared in accordance with US generally accepted accounting principles that have been identified as a result of the Audit Committee Investigation are non-cash items relating to the timing of certain impairments and accrual amounts. However, the investigation remains ongoing, and additional adjustments may be identified.

The Company has voluntarily disclosed to the Staff of the U.S. Securities and Exchange Commission (the “SEC”) information concerning the Audit Committee Investigation. The Company is cooperating with the SEC regarding this matter.

On November 22, 2023, the Company and certain of its former officers were named as defendants in a putative securities class action captioned Erwin v. Veradigm Inc. et al., No. 1:23-cv-16205, which is pending in the United States District Court for the Northern District of Illinois (the “Class Action Lawsuit”). The complaint for the Class Action Lawsuit alleges violations of Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder, and Section 20(a) of the Exchange Act based on allegedly false and misleading statements and omissions in connection with the Company’s previously disclosed revenue misstatements resulting from certain internal control failures. An amended complaint was filed on January 5, 2024, adding allegations related to the previously disclosed Nasdaq process and previously announced management changes. The plaintiffs in the Class Action Lawsuit seek compensatory damages. The Company intends to vigorously defend this matter.

The Audit Committee Investigation, the Class Action Lawsuit, the SEC investigation, and any future litigation or investigation relating to the Audit Committee Investigation, the Company’s previously disclosed revenue misstatements or other related matters may give rise to risks and uncertainties that could adversely affect the Company’s business, results of operations and financial condition. Such risks and uncertainties include, but are not limited to, adverse effects of the Audit Committee Investigation and associated remediation steps that have been taken and may be taken in the future, including on the Company’s timeline for filing its delinquent periodic reports and resuming compliance with Nasdaq Listing Rule 5250(c)(1) and Nasdaq Listing Rule 5620(a); the potential identification of additional deficiencies in internal controls over financial reporting or disclosure controls and procedures or additional adjustments and the impact of any such deficiencies or adjustments; uncertainty as to the scope of inquiry, timing and ultimate findings by the SEC; the costs and expenses of the Audit Committee Investigation, the Class Action Lawsuit and the SEC investigation, including legal fees and possible monetary penalties or damages in the event of any adverse outcomes; the risk of additional potential litigation or regulatory actions arising from these matters; and potential reputational damage that the Company may suffer as a result of these matters.

The SEC has a broad range of civil sanctions available should it commence an enforcement action, including injunctive relief, disgorgement, fines, penalties or an order to take remedial action. The imposition of any of these sanctions, fines or remedial measures could have a material adverse effect on the Company’s business, results of operation and financial condition. Furthermore, the outcome of the Class Action Lawsuit and any other future litigation is necessarily uncertain. The Company has expended significant costs in connection with the restatement of its financial statements and the Audit Committee Investigation, and the Company could be required to expend additional significant resources for all of the matters referenced in this Item 8.01 and in the defense of existing or future litigation or any future investigations, and the Company may not prevail in any litigation or investigation.

Disclosure Regarding Forward-Looking Information

This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s strategic priorities, growth opportunities and commitments, the Company’s beliefs and expectations relating to the filing of its delinquent periodic reports and the holding of an annual meeting of stockholders and the Company’s intentions with respect to cooperation with the SEC and defense of the Class Action Lawsuit. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements, in addition to the risks identified in this Form 8-K, include, but are not limited to, a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders, including as a result of the recently-announced leadership changes, an inability to timely prepare restated financial statements, unanticipated factors or factors that the Company currently believes will not cause delay, the impacts of the Audit Committee Investigation, including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments, the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices, the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting, the Company being delisted if the Company is unable to regain compliance with Nasdaq Listing Rule 5250(c)(1) and Nasdaq Listing Rule 5620(a) or meet any of the interim milestones imposed by the Panel Decision, the possibility that the Company subsequently fails to remain in compliance with Nasdaq Listing Rule 5250(c)(1) or Nasdaq Listing Rule 5620(a) or experiences violations of additional Nasdaq Listing Rules, the possibility that the Nasdaq Listing and Hearing Review Council reviews the Panel Decision or that the Panel revises the Panel Decision in light of the Annual Meeting Deficiency, and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release issued by Veradigm Inc. on January 10, 2024
99.2	Copy of Veradigm Inc. presentation slides
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date:	January 10, 2024	By:	/s/ Eric Jacobson
Eric Jacobson Senior Vice President, Deputy General Counsel and Corporate Secretary